UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2014

Pentair Ltd.

(Exact name of Registrant as specified in its charter)

Switzerland	001-11625	98-1050812
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification number)

Freier Platz 10, 8200 Schaffhausen, Switzerland

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: 41-52-630-48-00

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry Into a Material Definitive Agreement.

Credit Agreement

In anticipation of the change of jurisdiction of organization of Pentair Ltd. (the “Company”) from Switzerland to Ireland pursuant to a merger (the “Merger”) of the Company with and into Pentair plc, an Irish public limited company and subsidiary of the Company (“Pentair-Ireland”), on May 20, 2014, Pentair-Ireland and Pentair Investments Switzerland GmbH, a Swiss company that will be a subsidiary of Pentair-Ireland and the parent of PFSA (as defined below) after the Merger (“SwissCo”), entered into an Assumption and Accession Agreement, dated as of May 20, 2014 (the “Accession Agreement”), to acknowledge that, effective upon the Merger, Pentair-Ireland will assume all of the Company’s obligations as a guarantor, and SwissCo will become an additional guarantor, under the Credit Agreement, dated as of September 21, 2012, among Pentair Finance S.A., a Luxembourg public limited liability company and subsidiary of the Company (“PFSA”), the Company, various affiliates of the Company and the financial institutions party thereto, as amended.

The foregoing is only a summary of the terms of the Accession Agreement and is qualified in its entirety by reference to the Accession Agreement, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Supplemental Indentures

In anticipation of the change of jurisdiction of organization of the Company from Switzerland to Ireland pursuant to the Merger, on May 20, 2014:

•	Pentair, Inc., a Minnesota corporation and subsidiary of the Company (“Pentair, Inc.”), the Company, SwissCo, Pentair-Ireland and Wells Fargo Bank, National Association, as trustee (“Trustee”), entered into a Fifth Supplemental Indenture (the “Fifth Supplemental Indenture”) to the Senior Indenture, dated as of May 2, 2011, between Pentair, Inc. and Trustee, providing that, effective upon the Merger, Pentair-Ireland will assume the Company’s obligations as a guarantor, and SwissCo will be added as an additional guarantor, under the $127 million aggregate principal amount of outstanding Pentair, Inc. senior notes.

•	On May 20, 2014, PFSA, the Company, SwissCo, Pentair-Ireland and Trustee entered into the Sixth Supplemental Indenture, dated as of May 20, 2014 (the “Sixth Supplemental Indenture”) to that certain Senior Indenture, dated as of September 24, 2012, between PFSA and Trustee providing that, effective upon the Merger, Pentair-Ireland will assume the Company’s obligations as a guarantor, and SwissCo will be added as an additional guarantor, under the $1,873 million aggregate principal amount of outstanding PFSA senior notes.

The foregoing is only a summary of the terms of the Fifth Supplemental Indenture and the Sixth Supplemental Indenture and is qualified in its entirety by reference to such Supplemental Indentures which are filed as Exhibits 4.2 and 4.3, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 above is incorporated by reference herein.

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

Results of the Annual General Meeting

The Company held its 2014 annual general meeting of shareholders on May 20, 2014. There were 193,576,105 common shares issued and outstanding at the close of business on April 30, 2014 and entitled to vote at the annual general meeting. A total of 159,799,776 common shares (83%) were represented at the annual general meeting.

The items voted upon at the annual general meeting and the results of the vote on each proposal were as follows:

Proposal 1. — Re-Election of Nine Directors and Election of One Director

To re-elect nine directors and elect one director for one-year terms expiring at the 2015 annual general meeting of shareholders. Each nominee for director was re-elected or elected, as applicable, by a vote of the shareholders as follows:

Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes
Glynis A. Bryan	145,418,042	2,134,147	684,585	11,563,002
Jerry W. Burris	147,271,597	269,846	695,311	11,563,002
Carol Anthony (John) Davidson	146,389,508	1,050,387	796,879	11,563,002
T. Michael Glenn	146,725,609	817,076	694,089	11,563,002
David H. Y. Ho	147,030,519	436,687	769,568	11,563,002
Randall J. Hogan	145,401,373	2,011,301	824,100	11,563,002
David A. Jones	145,728,858	1,740,841	767,075	11,563,002
Ronald L. Merriman	146,842,023	719,163	675,588	11,563,002
William T. Monahan	145,818,711	1,741,306	676,757	11,563,002
Billie Ida Williamson	147,182,810	288,073	765,891	11,563,002

Proposal 2. — Election of the Chairman of the Board of Directors

To elect Randall J. Hogan as Chairman of the board of directors to hold office until the 2015 annual general meeting of shareholders. Mr. Hogan was elected Chairman of the board of directors by a vote of the shareholders as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Randall J. Hogan	111,403,968	36,026,119	806,687	11,563,002

Proposal 3. — Election of the Members of the Compensation Committee

To elect four incumbent directors as members of the compensation committee of the board of directors to hold office until the 2015 annual general meeting of shareholders. Each nominee to the compensation committee of the board of directors was elected by a vote of the shareholders as follows:

Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes
David A. Jones	145,962,623	1,489,585	784,566	11,563,002
Glynis A. Bryan	146,111,848	1,387,381	737,545	11,563,002
T. Michael Glenn	146,735,498	784,783	716,943	11,563,002
William T. Monahan	145,977,096	1,545,508	714,170	11,563,002

Proposal 4. — Election of the Independent Proxy

To elect Proxy Voting Services GmbH as the independent proxy at the 2015 annual general meeting of shareholders and also at any shareholder meeting that may be held prior to the 2015 annual general meeting of shareholders. Proxy Voting Services GmbH was elected as the independent proxy by a vote of the shareholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
158,373,658	357,913	1,068,205	0

Proposal 5. — Approval of the Annual Report and Financial Statements

To approve the 2013 annual report of the Company, the statutory financial statements of the Company for the year ended December 31, 2013 and the consolidated financial statements of the Company for the year ended December 31, 2013. The proposal was approved by a vote of the shareholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
157,796,913	302,205	1,700,658	0

Proposal 6. — Discharge of the Board of Directors and Executive Officers of the Company from Liability for the Year Ended December 31, 2013

To discharge the board of directors and executive officers of the Company from liability for their activities during the year ended December 31, 2013. The proposal was approved by a vote of the shareholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
153,041,223	3,955,294	1,858,791	0

Proposal 7(a). — Re-Election of Statutory Auditors

To re-elect Deloitte AG as the Company’s statutory auditors until the next annual general meeting. The proposal was approved by a vote of the shareholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
158,434,600	557,290	807,886	0

Proposal 7(b). — Ratification of Appointment of Independent Registered Public Accounting Firm

To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014. The proposal was approved by a vote of the shareholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
157,888,292	1,114,895	796,589	0

Proposal 7(c). — Election of Special Auditors

To elect PricewaterhouseCoopers AG as the Company’s special auditors until the next annual general meeting. The proposal was approved by a vote of the shareholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
158,619,841	531,300	648,635	0

Proposal 8(a). — Appropriation of Results for the Year Ended December 31, 2013

To approve the appropriation of results for the year ended December 31, 2013. The proposal was approved by a vote of the shareholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
158,343,622	359,809	1,096,345	0

Proposal 8(b). — Conversion and Appropriation of Reserves from Capital Contributions to Distribute an Ordinary Cash Dividend

To approve the conversion of reserves from capital contributions into free reserves in a total amount of $ 256 million and to appropriate them to distribute an ordinary cash dividend in the amount of $1.20 per share. Payment of the dividend will be made in four equal quarterly installments of $0.30 in each of the third and fourth quarters of 2014 and the first and second quarters of 2015 at such times and with such record dates as shall be determined by the board of directors of the Company. The proposal was approved by a vote of the shareholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
158,333,640	361,722	1,104,414	0

Proposal 9. — Advisory Vote to Approve the Compensation of the Named Executive Officers

To approve by advisory vote, the compensation of the Company’s named executive officers. The compensation of the Company’s named executive officers was approved by advisory vote by shareholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
142,949,958	4,440,099	846,717	11,563,002

Results of the Extraordinary General Meeting

The Company held an extraordinary general meeting of shareholders on May 20, 2014 to consider certain matters in connection with the Merger Agreement, dated as of December 10, 2013 (the “Merger Agreement”), between the Company and Pentair-Ireland, pursuant to which the Company effect the Merger, thereby changing the jurisdiction of organization of the Company from Switzerland to Ireland.

There were 193,576,105 common shares issued and outstanding at the close of business on April 30, 2014 and entitled to vote at the extraordinary general meeting. A total of 147,972,664 common shares (76%) were represented at the extraordinary general meeting.

The items voted upon at the extraordinary general meeting and the results of the vote on each proposal were as follows:

Proposal 1. — Approval of the Merger Agreement

To approve the Merger Agreement. The Merger Agreement was approved by a vote of the shareholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
145,915,869	1,277,126	779,669	0

Proposal 2. — Approval of the Elimination of the 20% Voting Cap in Pentair-Ireland’s Articles of Association

To approve the removal of the restriction on voting shares in excess of 20% less one share of the share capital of Pentair-Ireland contained in Pentair-Ireland’s articles of association to be adopted in connection with the Merger. The proposal was approved by a vote of the shareholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
146,203,977	833,400	935,287	0

Proposal 3. — Approval of the Creation of Distributable Reserves of Pentair-Ireland

To approve the reduction of the share premium of Pentair-Ireland to allow the creation of distributable reserves of Pentair-Ireland. The proposal was approved by a vote of the shareholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
146,632,318	422,027	918,319	0

ITEM 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

Exhibit	Description

4.1	Assumption and Accession Agreement, dated as of May 20, 2014, by Pentair Investments Switzerland GmbH and Pentair plc.

4.2	Fifth Supplemental Indenture, dated as of May 20, 2014, among Pentair, Inc., Pentair Ltd., Pentair Investments Switzerland GmbH, Pentair plc and Wells Fargo Bank, National Association, as trustee.

4.3	Sixth Supplemental Indenture, dated as of May 20, 2014, among Pentair Finance S.A., Pentair Ltd., Pentair Investments Switzerland GmbH, Pentair plc and Wells Fargo Bank, National Association, as trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on May 20, 2014.

PENTAIR LTD.
Registrant

By:	/s/ Angela D. Lageson
Angela D. Lageson
Senior Vice President, General Counsel and Secretary

PENTAIR LTD.

Exhibit Index to Current Report on Form 8-K

Dated May 20, 2014

Exhibit Number	Description

4.1	Assumption and Accession Agreement, dated as of May 20, 2014, by Pentair Investments Switzerland GmbH and Pentair plc.

4.2	Fifth Supplemental Indenture, dated as of May 20, 2014, among Pentair, Inc., Pentair Ltd., Pentair Investments Switzerland GmbH, Pentair plc and Wells Fargo Bank, National Association, as trustee.

4.3	Sixth Supplemental Indenture, dated as of May 20, 2014, among Pentair Finance S.A., Pentair Ltd., Pentair Investments Switzerland GmbH, Pentair plc and Wells Fargo Bank, National Association, as trustee.